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                                                                   EXHIBIT 10.6




                             MODIFIED FEE AGREEMENT


         This MODIFIED FEE AGREEMENT (the "Agreement) dated October 10, 1996, by and among Cypress Bioscience, Inc. ("Parent"), PRP, Inc. ("PRP") and EGS Securities Corp. ("EGS") modifies that certain letter agreement dated May 30, 1995 between EGS and PRP (the "Engagement Letter"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined herein).

                                    RECITALS

         WHEREAS, the Engagement Letter sets forth the terms and conditions by which EGS will provide certain investment banking services to PRP in connection with negotiations with respect to possible transactions, including a merger of PRP with a third party;

         WHEREAS, this Agreement modifies the Engagement Letter and is entered into by the parties concurrently and in connection with that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among Parent, Cypress Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and PRP, Inc., a Delaware corporation (the "Company"), whereby the Company and Merger Sub will merge (the "Merger") and the Company will be the surviving corporation;

         WHEREAS, in connection with the Merger, EGS has provided to the Company certain investment banking advisory services;

         WHEREAS, pursuant to the Merger Agreement, Parent has agreed to satisfy certain of the obligations of the Company owed to EGS for such services by issuing Units of Parent to EGS and by making certain future payments, if any, to EGS, all as more fully set forth herein and in the Merger Agreement; and

         WHEREAS, in order to induce Parent to enter into the Merger Agreement and to proceed with the Merger, the parties hereto wish to provide for certain undertakings to be carried out by each of the parties hereto.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

         1. PAYMENT FOR SERVICES RENDERED. In consideration of the services provided by EGS to the Company in connection with the transactions contemplated by the Merger Agreement, at the Closing, Parent shall issue to EGS, in full and complete satisfaction of all amounts due at Closing as a result of the transactions contemplated by the Merger Agreement
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pursuant to the Engagement Letter, that number of Units (valued at $4.00 per
Unit) equal in value to two and one-half percent (2-1/2%) of the total Bridge Debt and Additional Bridge Debt (including accrued interest thereon) outstanding as of the Closing Date; provided, however, that the aggregate value of all Units to be issued to EGS under this Section 1 shall not exceed $120,000.

         2. FUTURE CONTINGENT PAYMENTS. Upon payment of the Milestone Payment, if any, and each time any Earn-Out Payment is paid to Equity Holders, Parent shall pay to EGS from such Milestone Payment or Earn-Out Payment, as the case may be, prior to any distribution to be made to the Equity Holders pursuant to the Merger Agreement in full satisfaction of all monetary obligations owed to EGS by the Company for services rendered in connection with the Merger, an amount equal to two and one-half percent (2-1/2%) of the Milestone Payment and each Earn- Out Payment. Each payment to be made to EGS under this Section 2 shall be made in cash at the same time payments of the Milestone Payment and each Earn-Out Payment are made to the Equity Holders.

         3. NO OTHER PAYMENTS. EGS agrees that the payments to be made by Parent to EGS under Section 1 and Section 2 hereof are the only payments to be made by Parent or PRP under the Engagement Letter and that EGS hereby releases Parent and PRP from all other claims for any payments for services provided to PRP pursuant to the Engagement Letter; provided, however, that EGS shall be entitled to reasonable out-of- pocket expenses as provided in and subject to the limitations of Section 2.11(d) of the Merger Agreement.

         4. FRACTIONAL SHARES. No fractional shares of Parent Common Stock shall be issued in connection with the satisfaction and settlement of Parent's obligations under Section 1 and Section 2 above, and no certificates for any such fractional shares shall be issued. In lieu of any such fractional share to which EGS may be entitled, Parent shall pay in cash to EGS the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing sales price of Parent's Common Stock if such Common Stock is quoted on the Nasdaq/NMS on the day immediately prior to the Closing Date (or, if not quoted on the Nasdaq/NMS, the average of the bid and asked prices of Parent's Common Stock as quoted in the NASD electronic interdealer quotation system).

         5. EXECUTION OF LOCK-UP AGREEMENTS. Contemporaneously with the signing of this Agreement, EGS shall sign a lock-up agreement in the form of Exhibit A attached hereto.

         6. REPRESENTATIONS AND WARRANTIES. EGS hereby represents and warrants, to and for the benefit of Parent, as follows:
                 6.1 POWER AND AUTHORITY. EGS has all requisite power and authority, whether corporate or otherwise, to enter into this Agreement and to carry out and perform all of its obligations under this Agreement. All actions on the part of EGS that are necessary for the authorization, execution, delivery and performance of this Agreement have been taken. This Agreement, when executed and delivered, shall constitute the legal and binding obligations of EGS enforceable against EGS in accordance with its terms, except as limited by applicable





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bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and by rules of law governing specific performance, injunctive relief or other equitable remedies.

                 6.2 ACCREDITED INVESTOR. EGS is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act, and is able to bear the risk of losing its entire investment in Parent.

                 6.3      EXPERIENCE.      EGS has, from time to time,
evaluated investments in companies in the early stages of development and has, through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in such companies. EGS was not formed for the purpose of investing in Parent.

                 6.4 INVESTMENT. EGS is acquiring the Units for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Units or any of Parent Common Stock or warrants (the "Parent Warrants") or shares subject to the Parent Warrants (the "Warrant Shares") comprising the Units. EGS understands and acknowledges that the Units (including the shares of Parent Common Stock, Parent Warrants and Warrant Shares) to be issued to it have not been registered under the Act and will be issued by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                 6.5 RULE 144. EGS acknowledges that, prior to the time any of the Units held by it have been registered under the Act pursuant to
Section 7 herein or otherwise, the Units being issued to it must be held indefinitely until such registration or an exemption from such registration is available. EGS is aware of the provisions of Rule 144 promulgated under the Act which would permit limited resales of the Units subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Units (or for the shares of Parent Common Stock, Parent Warrants and Warrant Shares comprising the Units), the availability of certain current public information about Parent, the resale not occurring less than two years after EGS has properly acquired its Units, the sale being through a "broker's transaction" or in transactions directly with a market maker (as provided by Rule 144(f)) and the number of shares of Parent Common Stock, Parent Warrants or Warrant Shares being sold during any three-month period not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

                 6.6      ACCESS TO DATA.  EGS has received a copy of Parent's
(i) Private Placement Memorandum dated September 3, 1996 and all supplements thereto, (ii) Annual Report on Form 10-K/A for the year ended December 31, 1995, (iii) Quarterly Report on Form 10-Q for the period ended March 31, 1996,
(iv) Quarterly Report on Form 10-Q for the period ended June 30, 1996, (v) Current Report on Form 8-K dated as of February 2, 1996, (vi) Current Report on Form 8-K dated as of March 8, 1996, (vii) Current Report on Form 8-K dated as of April 1, 1996, and (viii) Proxy Statement for the Annual Meeting of Stockholders held on April 15, 1996. The documents set forth in subsections
(i) through (viii) are referred to herein as the





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"Public Disclosure Documents."  EGS has had an opportunity to review the Public
Disclosure Documents and has had an opportunity to obtain any additional information necessary to verify the accuracy of the information given to EGS.

         7. REGISTRATION RIGHTS. Notwithstanding the representations and warranties set forth in Section 6 hereof, Parent has agreed to register all Units (which includes the shares of Parent Common Stock, Parent Warrants and shares of Parent Common Stock underlying the Parent Warrants that comprise the Units) received by EGS pursuant to Section 1 and any Units that may be issued pursuant to Section 2 hereof under the Securities Act of 1933, as amended (the "Act"), in accordance with the terms and subject to the conditions set forth in
Section 11 of the Merger Agreement. In addition, Parent shall provide to EGS a copy of the registration statements as soon as practicable after execution of this Agreement and prior to filing.

         8. TERMINATION. This Agreement shall terminate in the event the Merger is not consummated.

         9.      GENERAL

                 9.1 MODIFICATION OF ENGAGEMENT LETTER. This Agreement modifies the terms and conditions of the Engagement Letter. Except as set forth herein, the terms and conditions of the Engagement Letter, including the indemnification provisions set forth therein, shall remain in full force and effect.

                 9.2 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and EGS.

                 9.3 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

                 9.4 SEVERABILITY. In the event any provision of this Agreement, or the application of any such provision to any party hereto or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to parties or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

                 9.5 ENTIRE AGREEMENT. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.





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                 9.6      COUNTERPARTS.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF,the undersigned parties have hereto caused this Agreement to be executed as of the date first above written.


CYPRESS BIOSCIENCE, INC.


By:
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Name:
     --------------------------------------
Title:
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PRP, INC.


By:
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Name:
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Title:
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EGS SECURITIES CORP.


By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------






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                                   EXHIBIT A

                               LOCK-UP AGREEMENT





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                            CYPRESS BIOSCIENCE, INC.
                               LOCK-UP AGREEMENT
October 10, 1996

Cypress Bioscience, Inc.
4350 Executive Drive, Suite 325
San Diego, CA  92121

Ladies and Gentlemen:

         Reference is made to that certain Modified Fee Agreement dated as of October 10, 1996 by and among Cypress Bioscience, Inc. ("Cypress") EGS Securities Corp. ("EGS") and PRP, Inc. (the "Company ") whereby Cypress will issue to EGS Units of Cypress in consideration of certain services rendered by EGS to the Company in connection with the Merger (as defined herein).
Reference is also made to that certain Agreement and Plan of Merger and Reorganization dated October 10, 1996 (the "Merger Agreement") among Cypress, Cypress Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Cypress ("Merger Sub") and the Company, which provides for, among other things, the merger of Merger Sub with and into the Company (the "Merger") and the filing of a registration statement under the Securities Act of 1933, as amended, covering the Cypress Units to be received by, among others, EGS in connection with the transactions contemplated by the Merger. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         As an inducement to and in consideration of Cypress' agreement to enter into the Services Agreement and the Merger Agreement and proceed with the Merger, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period beginning on the date hereof and ending on the dates specified below (the "Lock-Up Period"), not to offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant (collectively a "Disposition") any rights with respect to seventy five percent (75%) of the Cypress Units received by the undersigned pursuant to the terms of the Services Agreement, including the shares of Cypress Common Stock and the warrants to purchase Cypress Common Stock (including the shares of Cypress Common Stock underlying such warrants) that comprise the Units (collectively, the "Securities") acquired by the undersigned. The foregoing restrictions shall not apply to a bona fide gift or gifts, or to transfers to Affiliates (including employees and officers of the undersigned), provided the donee, donees or transferees thereof agree to be bound by this Lock-Up Agreement. Twenty five percent (25%) of the Securities received by the undersigned pursuant to the terms of the Services Agreement shall be free of any restrictions on Disposition imposed hereunder as of the Closing Date. The restrictions on Disposition of the Securities imposed by this Lock-Up Agreement shall lapse as follows: 25% of the Securities held by the undersigned shall be free of such restriction on each three-month anniversary following the Closing Date.





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         The foregoing restrictions on Disposition are expressly intended to preclude the undersigned holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period (or of more than the permitted amount of Securities during the nine-month period following the Lock-Up Period) even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

         Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with Cypress' transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.






                                       Very truly yours,


                                       EGS SECURITIES CORP.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------



Accepted as of the ____ day of October, 1996:
CYPRESS BIOSCIENCE, INC.

By:
  ---------------------------
Name:
     ------------------------
Title:
      -----------------------